ADVANCED SERIES TRUST

Supplement dated July 9, 2014 to the

Summary Prospectus, Prospectus and

Statement of Additional Information of Advanced Series Trust, each dated April 28, 2014

On June 19, 2014, at an in-person meeting of the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust), the Board approved subadviser changes to certain portfolios of AST (the Transitions). More detailed information relating to these Transitions will be distributed to beneficial shareholders of the relevant AST portfolios in a Schedule 14C Information Statement within 90 days of the effective date of the Transitions. More detailed information will also be included in an additional update to the Summary Prospectuses for each of the affected portfolios, and the Prospectus and Statement of Additional Information (the SAI) of AST, each dated April 28, 2014, on or about the effective date of the Transitions. The Transitions are expected to become effective during the third quarter of 2014.

The portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your contract, please refer to your contract prospectus. This supplement refers to impending changes to the Summary Prospectuses for each of the portfolios discussed below, and to the Prospectus and the SAI of AST. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectuses, Prospectus and the SAI.

The sections below refer to impending changes as a result of the Transitions:

I.                    AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangement

On June 19, 2014, the Board approved replacing Bradford and Marzec LLC as subadviser for the core plus sleeve of the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) with Longfellow Investment Management Company. The investment objective and investment strategies of the New Discovery Portfolio as a whole will remain unchanged and the New Discovery Portfolio’s subadvisory arrangements with its other subadvisers will be unaffected. The investment strategy of the core plus sleeve of the New Discovery Portfolio will be modified.

II.                  AST Jennison Large-Cap Value Portfolio: New Subadvisory Arrangement and Name Change

On June 19, 2014, the Board approved: (i) replacing Jennison Associates LLC (Jennison) with Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners) as subadviser to the AST Jennison Large-Cap Value Portfolio (the Jennison Portfolio) and (ii) changing the name of the Jennison Portfolio to the AST Boston Partners Large-Cap Value Portfolio. The investment objective of the Jennison Portfolio as a whole will remain unchanged and the investment strategy will be modified.

III.               AST Federated Aggressive Growth Portfolio: New Subadvisory Arrangement and Name Change

On June 19, 2014, the Board approved replacing Federated Investment Management Company of Pennsylvania/Federated Global Investment Management Corp. (Federated) with Wellington Management Company, LLP (Wellington) and RS Investment Management Co. LLC as subadvisers to the AST Federated Aggressive Growth Portfolio (the Federated Portfolio) and (ii) changing the name of the Federated Portfolio to the AST Small-Cap Growth Opportunities Portfolio. The investment objective of the Federated Portfolio as a whole will remain unchanged and the investment strategy will be modified.

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